UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2018

GSRX INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Building No. 3, P.E. 606, int. Jose Efron Ave.

Dorado, Puerto Rico 00646

(Address of principal executive offices) (zip code)

(214) 808-8649

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2018, GSRX Industries Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with selected accredited investors (the “Investors”). Pursuant to the terms of the Subscription Agreement, the Company agreed to issue and sell in a private placement (the “Offering”) units (each, a “Unit” and collectively, the “Units”) at a purchase price of $1.25 per Unit, each consisting of: (i) one (1) share of the Company’s common stock, par value $0.001 per share (the “Shares”); and (ii) a warrant to purchase such number of shares of common stock equal to 50% of the number of Shares to be issued to each Investor under the Subscription Agreement (each, a “Warrant” and together with the Units, Shares and the common stock issuable upon exercise of the Warrants (the “Warrant Shares”), collectively, the “Securities”). Each Warrant shall be exercisable at any time on or after the date of issuance for a period of three (3) years at an exercise price per share equal to $2.50 per share, subject to adjustment as provided in the Warrant agreement (the “Warrant Agreement”).

In the Offering, the Company sold a total of 1,035,600 Units for total gross proceeds of $1,294,500. As a result, the Company issued to the investors a total of 1,035,600 Shares and 517,800 Warrants.

In connection with the foregoing issuances, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) for transactions not involving a public offering.

The foregoing descriptions of the Subscription Agreement and the Warrant Agreement do not purport to be complete and are subject to, and qualified in its entirety by reference to the completed text of the Subscription Agreement and the Warrant Agreement filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 1.01 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Form of Subscription Agreement, dated October [●], 2018
10.2	Form of Warrant, dated October [●], 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN SPIRIT INDUSTRIES INC.

Dated: October 5, 2018	By:	/s/ Thomas Gingerich
	Name:	Thomas Gingerich
	Title:	Chief Financial Officer

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